THE GABELLI MATHERS FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

                                          [Photo of Henry G. Van der Eb omitted]
                                                        Henry G. Van der Eb, CFA

TO OUR SHAREHOLDERS,

      Over the last six years, rising stock prices have been the elixir for a circular process of sequentially dependent events: stocks rally - sentiment turns optimistic - expectations rise - spending increases - the economy grows - corporate profits and personal incomes rise - stocks rally, and the cycle repeats. During this time, the short-lived but intense Asian induced financial crises of 1998 have been the only significant threats to the rising total market value of U.S. stocks. When the Federal Reserve eased too aggressively in the fall of that year, stock values quickly inflated, reaching an extraordinarily high-risk record 177% of U.S. GDP in March of this year.

      Now, a number of negative forces, with the potential to reverse the positive loop outlined above, have again converged, putting significant downward pressure on aggregate stock market values. These include: high energy prices, rising Middle East tensions, a ten year high 6.5% Federal Funds interest rate, a tightening biased U.S. Federal Reserve and other Central banks, slowing U.S. and foreign economic growth, third quarter corporate earnings below estimates, a weak Euro currency, election year uncertainties, deteriorating corporate and consumer debt credit quality, new SEC corporate profit projection disclosure rules, and record IPOs and unlocked restricted stock sales.

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS

      The Gabelli Mathers Fund total return for the three and nine month periods ended September 30 was 0.90% and 2.85% vs. (0.97)% and (1.39)% for the Standard & Poor's 500 Index, respectively. The Dow Jones Industrial Average ended the third quarter with a nine month total return of (6.29)% and the Nasdaq Composite with a return of (9.75)%, excluding dividends.

      The Fund's portfolio was 25.5% invested in equity securities on September 30, with 87% of this segment concentrated in takeover target companies subject to friendly all cash tender or merger offers from financially strong, strategic acquirers. This type of investment is typically held for short time periods. The remainder of the equity segment is invested in companies with special situation factors which have the potential to generate price appreciation. The returns from both of these groups of stocks are unlikely to correlate with the movement of the popular stock market indices.

      The Fund's cash reserves remain invested in very short maturity U.S. Treasury bills and overnight repurchase agreements in order to take advantage of the higher current yields provided by the short end of the inverted U.S. Treasury yield curve.

EARNINGS GROWTH SLOWS

      The number of U.S. companies reporting earnings and revenue disappointments is increasing sharply, signaling slower growth for an expanding list of industries, at least into early next year. Corporate profit margins are being eroded by intense global competition, higher energy prices, Euro currency translation losses, the inability to raise prices, and slowing unit sales growth. Technology and internet stocks, which are heavily weighted in the Nasdaq Composite, are particularly vulnerable to below forecast results, since valuations and profit growth expectations for these companies continue to be unrealistically high and earnings are overstated by liberal accounting.

FLASH POINT

      For the moment, the Federal Reserve appears content to stay put and observe unfolding events in the financial markets and the economy. However, if stock market and other financial losses continue to mount, confidence erodes, and economic deterioration accelerates, a 1998 type financial crisis could quickly emerge. In this event, as shown on the chart below, the Federal Reserve would likely lower short-term interest rates, as it has during the last nine financial crises which have occurred over the last thirty years. However, after a short initial relief bounce, the stock market and economy may not respond as quickly and favorably to lower interest rates as in the past. The Japanese experience over

                    FINANCIAL CRISES & SHORT-TERM INTEREST RATES

                       [U.S. FED FUNDS RATE GRAPH OMITTED]

All major Fed easing cycles in the past 30 years were preceded by a financial crisis of some sort.

      [This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's X-axis represents years, from 1926 through 2000 and its Y-axis shows percentage points, from 0 to 175. The average, since 1926, has been 52.2%. The high points (August 1929, 81.4%; November 1968, 77.8%; December 1972, 78.10% and March 2000, 177.1%) were all followed by severe bear markets. The current value is 166.0%.

      Three smaller charts appear in a box inset in the main chart. Each of these charts shows a parabolic price rise, a top and the following sharp decline. The first of the three charts reflects the price of the Tokyo Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of 15,000 Yen. The second of the three charts shows the Dow Jones Industrial Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 60. The third of the three charts shows the Nasdaq Composite Index from its 1990 level of 750, through the March 2000 peak of near 5,050 to its June 2000 level of around 3,966.]

Source:  BCA Research
                                        2
the last ten years demonstrates that, once the total market value of a nation's stock market reaches 160% of nominal GDP, even 0% short-term interest rates are insufficient to spark sustained economic growth and rising stock prices until the previously cumulated speculative excesses have been worked off. During this transition period, the economy would be most vulnerable to a deflationary contraction that could last several years.

      In deference to this developing high-risk financial backdrop, the Fund will continue to seek capital gains while keeping the overall level of portfolio risk within conservative limits and a focus on the preservation of capital.

                                                 Sincerely,

                                                 /s/ signature

                                                 HENRY G. VAN DER EB, CFA
                                                 President and Portfolio Manager

October 16, 2000

WWW.GABELLI.COM

      Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

      The Fund's minimum initial investment is $1000 and $250 for regular and all retirement accounts respectively, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through the no-transaction fee programs at many major discount brokerage firms.

AVERAGE ANNUAL RETURNS *

                            1 YR           5 YRS        10 YRS        34 YRS **
                            ----          -------       ------        ---------

GABELLI MATHERS FUND         5.59%          0.87%        2.40%          11.19%
Standard & Poor's 500       13.28%         21.70%       19.44%          12.20%

* All periods ended 9-30-00. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index of stock market performance.

** From  commencement  of investment  operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
     SHARES                                                           VALUE
     ------                                                           ------

                  COMMON STOCKS -- 24.5%
                  BUILDING AND CONSTRUCTION -- 1.5%
     10,000       Louisiana-Pacific Corp. ....................      $    91,875
     20,000       Southdown Inc. .............................        1,425,000
                                                                    -----------
                                                                      1,516,875
                                                                    -----------
                  BUSINESS SERVICES -- 0.3%
     25,000       Engineering Animation Inc.+ ................          339,062
                                                                    -----------
                  COMPUTER SOFTWARE AND SERVICES -- 1.8%
    135,000       Policy Management Systems Corp.+ ...........        1,822,500
                                                                    -----------
                  ENERGY AND UTILITIES -- 1.3%
      4,000       E'Town Corp. ...............................          267,500
     15,500       Eastern Enterprises ........................          989,094
                                                                    -----------
                                                                      1,256,594
                                                                    -----------
                  FINANCIAL SERVICES -- 2.2%
     25,000       Donaldson, Lufkin & Jenrette Inc. ..........        2,235,938
                                                                    -----------
                  FOOD AND BEVERAGE -- 10.1%
     70,000       Bestfoods Inc. .............................        5,092,500
      5,000       Heinz (H.J.) Co. ...........................          185,313
    170,000       Nabisco Group Holdings Corp. ...............        4,845,000
                                                                    -----------
                                                                     10,122,813
                                                                    -----------
                  HEALTH CARE -- 3.1%
     79,800       Wesley Jessen VisionCare Inc.+ .............        3,067,312
                                                                    -----------
                  RETAIL -- 3.0%
    840,000       OfficeMax Inc.+ ............................        2,992,500
                                                                    -----------
                  SPECIALTY CHEMICALS -- 1.2%
     35,000       Lilly Industries Inc., Cl. A ...............        1,032,500
      5,400       Sybron Chemicals Inc.+ .....................          187,312
                                                                    -----------
                                                                      1,219,812
                                                                    -----------
                  TOTAL COMMON STOCKS ........................       24,573,406
                                                                    -----------

                  PREFERRED STOCKS -- 0.9%
                  ENERGY AND UTILITIES -- 0.9%
     30,000         CMS Energy Corp., 8.75% Cv. Pfd.                    956,250
                                                                    -----------


 PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
  ------                                                               -----

                  U.S. GOVERNMENT OBLIGATIONS -- 59.5%
$60,000,000       U.S. Treasury Bills,
                    5.96%++,
                    due 10/12/00 to 11/09/00                       $ 59,649,378
                                                                   ------------
                  REPURCHASE AGREEMENTS -- 15.1%
  5,164,015       Agreement with State Street Bank &
                    Trust Co., 6.46%, dated 09/29/00,
                    due 10/02/00, proceeds at
                    maturity $5,166,795 (a)                           5,164,015

  5,000,000       Agreement with Warburg Dillon Reed,
                    6.48%, dated 09/29/00,
                    due 10/02/00, proceeds at
                    maturity $5,002,700 (b)                           5,000,000
  5,000,000       Agreement with ABN Amro, 6.48%,
                    dated 09/29/00, due 10/02/00,
                    proceeds at maturity $5,002,700 (c)               5,000,000
                                                                   ------------
                  TOTAL REPURCHASE AGREEMENTS                        15,164,015
                                                                   ------------
                  TOTAL INVESTMENTS -- 100.0%
                    (Cost $101,849,904)                             100,343,049

                  OTHER ASSETS AND
                    LIABILITIES (NET) -- 0.0%                           (48,404)
                                                                   ------------
                  NET ASSETS -- 100.0%
                    (8,167,962 shares outstanding)                 $100,294,645
                                                                   ============
 ------------------------
(a) Collateralized by U.S. Treasury Bond, 14.00%, due 11/15/11, market value $5,268,038.
(b) Collateralized by U.S. Treasury Bond, 13.38%, due 08/15/01, market value $5,100,875.
(c Collateralized by U.S. Treasury Bond, 7.25%, due 05/15/16, market value $5,105,009.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND _________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES (SERVICE MARK) FUND ___________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
    TEAM MANAGED:   MARIO J. GABELLI, CFA, MARC J. GABELLI AND IVAN ARTEAGA, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.(NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                THE GABELLI MATHERS FUND
                  One Corporate Center
                Rye, New York 10580-1434
                      1-800-GABELLI
                     [1-800-422-3554]
                   FAX: 1-914-921-5118
                 HTTP://WWW.GABELLI.COM
                E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily by calling
             1-800-GABELLI AFTER 6:00 P.M.)


                 BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT    CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK    PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Vincent D. Enright              Jack O. Vance
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     MANAGEMENT RESEARCH INC.
KEYSPAN ENERGY CORP.

Jon P. Hedrich                  Henry G. Van der Eb, CFA
FORMER PRESIDENT AND PARTNER    PRESIDENT AND CHIEF
STEINER DIAMOND INSTITUTIONAL   EXECUTIVE OFFICER
SERVICES                        THE GABELLI MATHERS FUND

Robert E. Kohnen                Anthonie C. van Ekris
FORMER VICE PRESIDENT AND       MANAGING DIRECTOR
INVESTMENT MANAGER              BALMAC INTERNATIONAL, INC.
PROTECTION MUTUAL INSURANCE

          OFFICERS AND PORTFOLIO MANAGERS
Henry G. Van der Eb, CFA        Anne E. Morrissy, CFA
PRESIDENT AND                   EXECUTIVE VICE PRESIDENT
PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
EXECUTIVE VICE PRESIDENT        SECRETARY
AND TREASURER

                       DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                    LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q300SR

                                                [Photo of Mario Gabelli omitted]

                                          THE
                                          GABELLI
                                          MATHERS
                                          FUND



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000